This is filed pursuant to Rule 497(e).

File Nos.: 2-63315  and  811-02889 .
          ---------     -----------

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                                    YIELDS

  For current recorded yield information on the Funds, call toll-free (800) 221-9513.

  The Funds are open-end management investment companies with investment objectives of safety, liquidity and maximum current income (in the case of Alliance Municipal Trust-General, exempt from Federal income taxes) to the extent consistent with the first two objectives. Alliance Money Reserves, Alliance Government Reserves and the General Portfolio of Alliance Municipal Trust are diversified. This prospectus sets forth the information about each Fund that a prospective investor should know before investing. Please retain it for future reference.

  AN INVESTMENT IN A FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  A "Statement of Additional Information" for each Fund dated October 31, 1997, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by contacting your broker.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 CONTENTS
 -------

 Expense Information.......................................................   2
 Financial Highlights......................................................   3
 Investment Objectives and Policies........................................   5
 Purchase and Redemption of Shares.........................................   9
 Additional Information....................................................   9


                 [LOGO OF SOUTHTRUST SECURITIES APPEARS HERE]


                        .    Alliance Money Reserves

                        .    Alliance Government Reserves

                        .    Alliance Municipal Trust-
                             General Portfolio


                                  Prospectus
                               October 31, 1997




                          SOUTHTRUST SECURITIES, INC.
                             MEMBER NASD AND SIPC
                             112 North 20th Street
                             Birmingham, AL 35290
                                1-205-254-5321
                                1-800-843-8618


                  ORLANDO                                 CHARLESTON
                407-841-1246                             803-724-3208

                  ATLANTA         ST. PETERSBURG          MONTGOMERY
                404-853-5600       813-896-7200          334-270-2280

                   MOBILE           HUNTSVILLE            PENSACOLA
                334-431-9221       205-551-4032          904-470-0515

================================================================================

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average   AMR   AGR   AMT-GEN
 net assets, after expense reimbursement)                    ---   ----  -------
   Management Fees..........................................  .48%  .47%   .50%
   12b-1 Fees...............................................  .25   .25    .25
   Other Expenses...........................................  .27   .28    .25
                                                             ----  ----   ----
   Total Fund Operating Expenses............................ 1.00% 1.00%  1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   AMR..........................................  $10     $32     $55     $122
   AGR..........................................  $10     $32     $55     $122
   AMT--General.................................  $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for AMR are net of the contractual reimbursement by the Adviser described in this prospectus. The ex-penses of such Portfolio, before expense reimbursements, would be: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.27% and Total Operating Ex-penses--1.02%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following tables have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information.

                                                                                          FEBRUARY 16,
                                            YEAR ENDED JUNE 30,                              1989(a)
ALLIANCE MONEY RESERVES   --------------------------------------------------------------     THROUGH
                           1997    1996    1995    1994    1993    1992    1991    1990   JUNE 30, 1989
                          ------  ------  ------  ------  ------  ------  ------  ------  -------------
Net asset value, begin-
 ning of period.........  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                          ------  ------  ------  ------  ------  ------  ------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..    .045    .047    .045    .025    .027    .044    .066    .079       .033
                          ------  ------  ------  ------  ------  ------  ------  ------     ------
LESS: DIVIDENDS
 Dividends from net in-
  vestment income.......   (.045)  (.047)  (.045)  (.025)  (.027)  (.044)  (.066)  (.079)     (.033)
                          ------  ------  ------  ------  ------  ------  ------  ------     ------
 Net asset value, end of
  period................  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                          ======  ======  ======  ======  ======  ======  ======  ======     ======
TOTAL RETURNS
Total investment return
 based on:
 Net asset value(b).....    4.64%   4.81%   4.50%   2.57%   2.71%   4.47%   6.87%   8.26%      9.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (in millions).....  $1,011  $  755  $2,510  $1,795  $1,626  $1,412  $1,262  $  993     $  563
Ratio to average net as-
 sets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................    1.00%   1.00%   1.00%   1.00%   1.00%   1.00%    .97%    .89%       .99%(c)
 Expenses, before waiv-
  ers and reimburse-
  ments.................    1.06%   1.00%   1.04%   1.09%   1.04%   1.04%   1.03%    .99%      1.09%(c)
 Net investment
  income(d).............    4.55%   4.80%   4.53%   2.55%   2.67%   4.33%   6.56%   7.92%      9.16%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

ALLIANCE GOVERNMENT                                     YEAR ENDED JUNE 30,
RESERVES                  -------------------------------------------------------------------------------------
                           1997    1996    1995     1994     1993     1992     1991     1990     1989     1988
                          ------  ------  -------  -------  -------  -------  -------  -------  -------  ------
Net asset value, begin-
 ning of year...........  $ 1.00  $ 1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00
                          ------  ------  -------  -------  -------  -------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...   .0443   .0461    .0439    .0244    .0256    .0421    .0640    .0765    .0774   .0612
Net realized gain on in-
 vestments..............     -0-     -0-      -0-      -0-    .0001      -0-      -0-    .0001      -0-     -0-
                          ------  ------  -------  -------  -------  -------  -------  -------  -------  ------
Net increase in net
 assets from operations.   .0443   .0461    .0439    .0244    .0257    .0421    .0640    .0766    .0774   .0612
                          ------  ------  -------  -------  -------  -------  -------  -------  -------  ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
Dividends from net in-
 vestment income........  (.0443) (.0461)  (.0439)  (.0244)  (.0256)  (.0421)  (.0640)  (.0765)  (.0774) (.0612)
Distributions from net
 realized gains.........     -0-     -0-      -0-      -0-   (.0001)     -0-      -0-   (.0001)     -0-     -0-
                          ------  ------  -------  -------  -------  -------  -------  -------  -------  ------
Total dividends and dis-
 tributions.............  (.0443) (.0461)  (.0439)  (.0244)  (.0257)  (.0421)  (.0640)  (.0766)  (.0774) (.0612)
                          ------  ------  -------  -------  -------  -------  -------  -------  -------  ------
Net asset value, end of
 year...................   $1.00  $ 1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00
                          ======  ======  =======  =======  =======  =======  =======  =======  =======  ======
TOTAL RETURNS
Total investment return
 based on:
 net asset value(a).....    4.53%   4.72%    4.48%    2.48%    2.60%    4.30%    6.61%    7.96%    8.04%   6.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in millions)..........  $3,762  $3,205   $2,514   $2,061   $1,783   $1,572   $1,070     $584     $522    $315
Ratio to average net as-
 sets of:
Expenses, net of waivers
 and reimbursements.....    1.00%   1.00%    1.00%    1.00%    1.00%     .95%     .89%     .88%     .88%    .80%
Expenses, before waivers
 and reimbursements.....    1.00%   1.01%    1.05%    1.04%    1.02%     .97%     .93%     .98%     .98%    .90%
Net investment
 income(b)..............    4.44%   4.60%    4.42%    2.46%    2.55%    4.17%    6.28%    7.65%    7.86%   6.13%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Net of expenses reimbursed or waived by the Adviser.

                                                           GENERAL PORTFOLIO
ALLIANCE MUNICIPAL TRUST  ------------------------------------------------------------------------------------------------
                                                                                                             YEAR ENDED
                                            YEAR ENDED JUNE 30,                               SIX MONTHS    DECEMBER 31,
                          -----------------------------------------------------------------      ENDED      --------------
                           1997    1996    1995       1994    1993    1992    1991    1990   JUNE 30, 1989   1988    1987
                          ------  ------  ------     ------  ------  ------  ------  ------  -------------  ------  ------
Net asset value,
 beginning of period....  $ 1.00  $ 1.00  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..    .028    .029    .028       .018    .020    .034    .046    .055       .030        .047    .041
 Net realized and
  unrealized loss on
  investments...........     -0-     -0-   (.003)       -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
 Net increase in net
  asset value from
  operations............    .028    .029    .025       .018    .020    .034    .046    .055       .030        .047    .041
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
ADD: CAPITAL
 CONTRIBUTIONS
 Capital Contributed by
  the Adviser...........     -0-     -0-    .003        -0-     -0-     -0-     -0-     -0-        -0-         -0-     -0-
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
LESS: DIVIDENDS
 Dividends from net
  investment income.....   (.028)  (.029)  (.028)     (.018)  (.020)  (.034)  (.046)  (.055)     (.030)      (.047)  (.041)
                          ------  ------  ------     ------  ------  ------  ------  ------     ------      ------  ------
 Net asset value, end of
  period................  $ 1.00  $ 1.00  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00      $ 1.00  $ 1.00
                          ======  ======  ======     ======  ======  ======  ======  ======     ======      ======  ======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(a)..............    2.81%   2.93%   2.83%(c)   1.81%   2.05%   3.48%   4.71%   5.65%      6.13%(b)    4.81%   4.18%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (in millions)..    $980  $1,148  $1,189     $1,134  $1,016    $914    $883    $798       $695        $633    $690
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........     .94%    .95%    .94%       .92%    .92%    .92%    .89%    .83%       .84%(b)     .83%    .80%
 Expenses, before
  waivers and
  reimbursements........     .94%    .95%    .95%       .94%    .94%    .95%    .95%    .93%       .94%(b)     .93%    .90%
 Net investment
  income(d).............    2.76%   2.90%   2.78%      1.80%   2.02%   3.40%   4.57%   5.50%      5.96%(b)    4.69%   4.08%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) The capital contribution by the Adviser had no effect on total return.
(d) Net of expenses reimbursed or waived by the Adviser.

                                ---------------

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. For AMR divi-dends for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 4.72%, equivalent to an effective yield of 4.83%. Absent such reimbursement, the annualized yield for such period would have been 4.66%, equivalent to an effective yield of 4.77%. For AGR dividends for the seven days ended June 30, 1997 amounted to an annualized yield of 4.62%, equivalent to an effective yield of 4.73%. Dividends for the General Portfolio for the seven days ended June 30, 1997 amounted to an annualized yield of 3.20%, equivalent to an effective yield of 3.25%.

                    INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of Alliance Money Reserves is maximum current in-come to the extent consistent with safety of principal and liquidity. The in-vestment objectives of each of the other Funds are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consis-tent with the first two objectives, maximum current income (exempt from income taxation to the extent described below in the case of AMT-General). As a mat-ter of fundamental policy, each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities all of which at the time of investment have remaining maturities of one year or less, which maturities may extend to 397 days. While the fundamental policies described above and the other fundamental investment policies described below may not be changed with-out shareholder approval, each Fund may, upon notice to shareholders, but without such approval, change nonfundamental investment policies or create ad-ditional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Fund's ob-jectives will be achieved.

  The Funds will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversifi-cation, quality and maturity limitations imposed by the Rule. The average ma-turity of each Fund's portfolio cannot exceed 90 days. A more detailed de-scription of Rule 2a-7 is set forth in each Fund's Statement of Additional In-formation. To the extent that each Fund's limitations are more permissive than Rule 2a-7, each Fund will comply with the more restrictive provisions of the Rule.

ALLIANCE MONEY RESERVES

  The money market securities in which Alliance Money Reserves ("AMR") invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Govern-ment"); (2) certificates of deposit and bankers' acceptances issued or guaran-teed by, or time deposits maintained at, banks or savings and loan associa-tions (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million; (3) commercial paper, including variable amount master demand notes, of high quality [i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's] and participation interests in loans extended by banks to such compa-nies; and (4) repurchase agreements that are collateralized in full each day by liquid securities of the types listed above. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Com-pany, AMR's Custodian) or broker-dealers ("vendors") that are eligible under the procedures adopted by the Trustees for evaluating and monitoring the cred-itworthiness of such vendors. A repurchase agreement would create a loss to AMR if, in the event of a vendor default, the proceeds from the sale of the collateral were less than the repurchase price. The money market securities in which AMR invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obligations have interest rates which are adjusted either at predesignated pe-riodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate ob-ligations allow the holder to demand payment of principal at any time, or at specified intervals. AMR follows Rule 2a-7 with respect to the diversifica-tion, quality and maturity of variable rate obligations.

  To the extent AMR purchases money market instruments issued by foreign enti-ties, consideration will be given to the domestic marketability of such in-struments, and possible interruptions of, or restrictions on, the flow of in-ternational currency transactions.

  AMR may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of AMR, in-cluding securities eligible for resale under Rule 144A under the

Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securi-ties Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

  AMR may also invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with AMR's investment objectives. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale (other than those restricted securities determined to be liquid as described above) and repur-chase agreements not terminable within seven days. As to these securities, AMR is subject to a risk that should AMR desire to sell them when a ready buyer is not available at a price AMR deems representative of their value, the value of AMR's net assets could be adversely affected.

  AMR may invest in asset-backed securities that meet its existing diversifi-cation, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a benefi-cial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corpora-tion. Although the securities may have some form of credit or liquidity en-hancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. It is AMR's current intention to limit its investment in such securities to not more than 5% of its net assets.

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, AMR may not: (1) invest more than 25% of its assets in the securities of issuers con-ducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or certifi-cates of deposit, bankers' acceptances and interest bearing savings deposits;
(2) invest more than 5% of its assets in the securities of any one issuer (ex-cept the U.S. Government) although with respect to 25% of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) having less than three years of continuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Govern-ment); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio se-curities during any periods of abnormally heavy redemption requests; (5) mort-gage, pledge or hypothecate its assets except to secure such borrowings; or
(6) enter into repurchase agreements, if as a result thereof, more than 10% of AMR's assets would be subject to repurchase agreements not terminable within seven days.

  As a matter of operating policy, fundamental policy number (2) would give AMR the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

ALLIANCE GOVERNMENT RESERVES

  The securities in which Alliance Government Reserves ("AGR") invests are:
(1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), in-cluding issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securi-ties or State Street Bank and Trust Company, AGR's Custodian, and would create a loss to AGR if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. AGR may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securi-ties, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to AGR. The money market securities in which AGR may invest may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obligations have in-terest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal at any time, or at specified intervals. AGR follows Rule 2a-7 with respect to the diversification, quality and matu-rity of variable rate obligations.

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, AGR may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and AGR will not purchase any investment while any such borrowings exist; (2) pledge, hypothecate or in any manner transfer, as security for in-debtedness, its assets except to secure such borrowings; or (3) enter into re-purchase agreements if, as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

ALLIANCE MUNICIPAL TRUST

  The investment objectives of AMT-General are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. Except when AMT-General assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of such Portfolio's total assets will be invested in mu-nicipal securities (as opposed to the taxable investments described below). Normally, substantially all of such Portfolio's income will be tax-exempt as described below (e.g., for 1996, 100% of the income of such Portfolio was ex-empt from Federal income taxes.

  The General Portfolio seeks maximum current income that is exempt from Fed-eral income taxes by investing principally in a diversified portfolio of high quality municipal securities. Such income may be subject to state or local in-come taxes.

  AMT-General may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

  Municipal Securities. The municipal securities in which AMT-General invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have ma-turities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  AMT-General may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of AMT-General to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. Such Portfolio will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by letters of credit.

  AMT-General's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corporation (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

  To further enhance the quality and liquidity of the securities in which AMT-General invests, such securities frequently are supported by credit and li-quidity enhancements, such as letters of credit, from third party financial institutions. The Adviser continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial in-stitution could cause AMT-General's investments backed by that institution to lose value and affect AMT-General's share price.

  AMT-General also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise more than 5% of AMT-General's net assets. A Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custodian will maintain, in a separate account of AMT-General, liquid high-grade debt securities having value equal to, or greater than, such when-issued securi-ties. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but de-livery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the pur-chase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to AMT-General.

  Taxable Investments. The taxable investments in which AMT-General may invest include obligations of the U.S. Government and its agencies, high quality cer-tificates of deposit and bankers' acceptances, prime commercial paper, and re-purchase agreements.

  Other Investment Policies. AMT-General will not invest more than 10% of its net assets in illiquid securities. As to these securities, AMT-General is sub-ject to a risk that should AMT-General desire to sell them when a ready buyer is not available at a price AMT-General deems representative of their value, the value of AMT-General's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable.

  Fundamental Investment Policies. To reduce investment risk, AMT-General may not invest more than 25% of its total assets in municipal securities whose is-suers are located in the same state, and AMT-General may not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; AMT-General may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets AMT-General may invest up to 10% per issuer, and AMT-General may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

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                       PURCHASE AND REDEMPTION OF SHARES
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  For more information on the purchase and redemption of each Fund's shares, see such Fund's Statement of Additional Information.

  The Funds offer a variety of shareholder services. For more information about these services, please call your broker.

OPENING ACCOUNTS

  Instruct SouthTrust Securities ("SouthTrust") to use AMR, AGR or AMT-General in conjunction with your brokerage account.

SUBSEQUENT INVESTMENTS

 A. BY CHECK TO SOUTHTRUST SECURITIES

  Mail or deliver your check made payable to "SouthTrust Securities." SouthTrust will deposit it into the Fund(s). Please indicate your brokerage account number and the appropriate Fund on the check.

 B. BY SWEEP

  SouthTrust has available an automatic "sweep" for the Funds for its custom-ers' brokerage accounts. If you request the sweep arrangement, every day cash which has come into your brokerage account from interest and dividends paid on your securities held in "street" name as well as sales proceeds are moved into your account.

REDEMPTIONS

 A. BY TELEPHONE

  Instruct SouthTrust to order a withdrawal from your Fund account to purchase securities or to make payment to you with a SouthTrust check to you.

 B. BY CHECKWRITING

  With this service, you may write checks made payable to any payee, other than SouthTrust. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First you must fill out the Signature Card which is located in this prospectus. The checkwriting serv-ice enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 C. BY SWEEP

  SouthTrust's automatic "sweep" also moves money from your account to cover securities purchases and other account charges in your SouthTrust account.


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                            ADDITIONAL INFORMATION
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 SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Fund is calculated by taking the sum of the value of that Fund's investments (amor-tized cost value is used for this purpose) and any cash or other assets, sub-tracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

  During drastic economic or market developments, shareholders might have dif-ficulty in reaching Alliance Fund Services, Inc. by telephone in which event the shareholder should issue written instructions to Alliance

Fund Services, Inc. at the address shown in this prospectus. The Funds reserve the right to suspend or terminate their telephone service at any time without notice. Neither the Funds nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests to purchase or sell shares. The Funds will employ reasonable procedures in order to verify that telephone requests are genuine and could be liable for losses arising from unauthorized transactions if it failed to do so. Selected dealers or agents may charge a commission for handling telephone requests for redemp-tions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

  Distributions to you out of tax-exempt interest income earned by AMT-General are not subject to Federal income tax (other than the AMT), but, in the case of the General Portfolio, may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities sub-ject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are tax-able as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year just ended.

  THE ADVISER. Each Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under separate Advisory Agreements to pro-vide investment advice and, in general, to supervise its management and in-vestment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1997, AMR, AGR and AMT-General each paid the Adviser an advisory fee at an annual rate of .44, .48 and .50 of 1%, re-spectively, of the average daily value of the respective Portfolio's net as-sets.

 The Adviser is a leading international investment manager, supervising client accounts with assets as of September 30, 1997 totaling more than $217 billion (of which more than $81 billion represented the assets of investment compa-nies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement plans, insurance companies, banks, founda-tions and endowment funds. The 54 registered investment companies managed by the Adviser comprising 116 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

  Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate av-erage daily net assets. For the period ended June 30,

1997, AMR, AGR and AMT-General, each paid the Adviser a distribution services fee at an annual rate of .25, .25 and .25, of 1%, respectively, of the average daily value of the net assets of each Portfolio. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for ad-ministrative and accounting services provided to the Funds, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing the Funds' shares. The Funds believe that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Funds or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

  The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Funds' Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Funds' Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

  FUND ORGANIZATION. AGR and Alliance Treasury Reserves (not offered by this prospectus) are series of Alliance Government Reserves which is a diversified open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having pre-viously been a Maryland corporation since its formation in December 1978. Al-liance Capital Reserves (not offered by this prospectus) and AMR are series of Alliance Capital Reserves, a diversified open-end management investment com-pany registered under the 1940 Act. The Fund was reorganized as a Massachu-setts business trust in October 1984, having previously been a Maryland corpo-ration since its formation in April 1978. AMT-General is a diversified series of Alliance Municipal Trust, which is also an open-end management investment company registered under the 1940 Act consisting of such series and seven other series not offered by this prospectus. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. Each Fund's activities are supervised by its Trustees. Normally, shares of each series of Alliance Munic-ipal Trust, Alliance Government Reserves and Alliance Capital Reserves are en-titled to one vote per share, and vote as a single series, on matters that af-fect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

  REPORTS. You receive semi-annual and annual reports for your Fund as well as a monthly summary of your account.

  Since this prospectus sets forth information about all the Funds, it is the-oretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this prospectus extends only to the disclosure relating to that Fund.

SOUTHTRUST SECURITIES, INC. IS A MEMBER NASD AND SIPC

 Investment products offered
 through SouthTrust Securities,
 Inc. are not bank deposits; are
 not FDIC insured; are not obliga-
 tions of or guaranteed by
 SouthTrust Corporation,
 SouthTrust Bank or any of its af-
 filiates. Products involve in-
 vestment risk, including the pos-
 sible loss of principal.

Check-Writing Service

Complete the Signature Card. A supply of free checks will be sent to you shortly.

Send this completed form to:
SouthTrust Securities, Inc.
P.O. Box 2554
Birmingham, AL 35290


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                          ALLIANCE MEMORANDUM ACCOUNT
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BROKER DEALER
                   SOUTHTRUST SECURITIES, INC. (BHC OMNIBUS)
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ACCOUNT NAME(S) AS REGISTERED

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ACCOUNT ADDRESS            Street              City         State       Zip Code

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ACCOUNT SOCIAL SECURITY NO. OR TAXPAYER IDENTIFICATION NO.

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AUTHORIZED SIGNATURE(S)

1.                                        2.
  ------------------------------------      -----------------------------------
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  FUND ACCOUNT NAME                           FUND ACCOUNT NO.

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                To be completed by SouthTrust Securities, Inc.
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Joint Accounts check one:  [_]  Either owner is authorized to sign Redemption
                                Checks.
                           [_] All owner are required to sign Redemption Checks. (If not box is checked , only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers or change funds, you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY                Subject to conditions printed
                                                   on the reverse side.
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SIGNATURE GUARANTEED BY (see reverse side)

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(Name of Bank or Firm)

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(Name of Officer & Title)

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The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Alliance mutual fund as to which the Depositor has arranged to redeem shares by check-writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank has the right not to honor checks which do not meet the Bank's normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

SEND THIS CARD (WITH ANY NECESSARY AUTHORIZING DOCUMENTATION) TO:
SOUTHTRUST SECURITIES, INC.
P.O. BOX 2554
BIRMINGHAM, AL 35290